Exhibit 10.1
EIGHTH AMENDMENT
TO
TURN KEY DATACENTER LEASE

THIS EIGHTH AMENDMENT TO TURN KEY DATACENTER LEASE (this “Amendment”) is made and entered into as of the latest date of execution as shown on the signature page hereof (the “8A Effective Date”), by and between GIP WAKEFIELD, LLC, a Delaware limited liability company (“Landlord”), and CARBONITE, INC., a Delaware corporation (“Tenant”).

LANDLORD:	GIP Wakefield, LLC, a Delaware limited liability company

TENANT:	Carbonite, Inc., a Delaware corporation

EXISTING PREMISES:	Original Premises:
Approximately 3,100 square feet of area on the [***] floor of the Building (Suite [***]), caged as shown on Exhibit “A” attached to the Original TKD Lease. The Original Premises are used for datacenter purposes and were leased pursuant to the Original TKD Lease.

Additional Premises:
i) Approximately 1,094 square feet of area on the [***] floor of the Building (Suite [***]), as shown on Exhibit “A”, Second Amendment, dated March 31, 2012 (the “2A Expansion Premises”); ii) approximately 855 square feet of area on the [***] ([***]) floor of the Building (Suite [***]), as shown on Exhibit “A”, Fourth Amendment, dated February 14, 2013 (the “4A Expansion Premises”); iii) approximately 867 square feet of area on the [***] ([***]) floor of the Building (Suite [***]) as shown on Exhibit “A-6A-1”, Sixth Amendment, dated September 30, 2014 (the “6A Expansion Premises-A”). The Additional Premises are used for datacenter purposes and were leased pursuant to the Second Amendment, the Fourth Amendment and the Sixth Amendment.

Original OS Tenant Space:
Approximately 420 rentable square feet in Suite [***] as depicted on the diagram of the OS Tenant Space contained on Exhibit “A”, attached to the Office Space Rider. The Original OS Tenant Space is used for office purposes and was leased pursuant to the Office Space Rider.

	Relocation Additional OS Tenant Space:	Approximately 1,075 square feet on the [***] ([***]) floor of the Building, as shown on Exhibit “A”, Fifth Amendment dated February 6, 2014.

	POP Tenant Space:	POP Premises: One (1) one-quarter rack in the POP Room, as set forth on Exhibit “A” attached to the POP Room Rider. POP Pathway: As shown on Exhibit “C” to the Original TKD Lease.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Storage Space:
Approximately 950 square feet of area on the [***] ([***]) floor of the Building, as shown on Exhibit “A”, Third Amendment, dated June 11, 2012. The Storage Space is used for storage purposes and was leased pursuant to the Third Amendment.

LEASE DATA:	Date of Datacenter Lease:	June 3, 2011

	Date of Office Space Rider:	June 3, 2011

	Date of POP Room Rider:	June 3, 2011

	Commencement Date of Lease:	August 1, 2011

Previous Lease Amendments:
i) First Amendment to Datacenter Lease dated as of September 15, 2011 (“1A”)
ii) Second Amendment to Datacenter Lease dated March 31, 2012 (“2A”)
iii) Third Amendment to Datacenter Lease dated June 11, 2012 (“3A”)
iv) Fourth Amendment to Datacenter Lease dated February 14, 2013 (“4A”)
v) Fifth Amendment to Datacenter Lease dated February 6, 2014 (“5A”)
vi) Sixth Amendment to Turn Key Datacenter Lease dated September 30, 2014 (“6A”)
vii) Seventh Amendment to Turn Key Datacenter Lease dated September 30, 2015 (“7A”)

	Current Termination Date per the 7A Amendment:	September 30, 2016 (co-terminus with the term of the Lease with respect to the Existing Premises)

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

W I T N E S S E T H:

WHEREAS, Landlord and Tenant have heretofore entered into that certain Turn Key Datacenter Lease having an effective date of June 3, 2011 (the “Original TKD Lease”) covering approximately 3,100 square feet (the “Original Premises”) in the Datacenter in that certain building located at 200 Quannapowitt Parkway, Wakefield, Massachusetts (the “Building”); The Original TKD Lease, the Office Space Rider, the POP Room Rider, 1A, 2A, 3A, 4A, 5A, 6A and 7A, shall be referred to herein, collectively, as the “Lease”);

WHEREAS, each capitalized term or phrase used in this Amendment shall have the same meaning as the meaning ascribed to such term or phrase in the Lease unless expressly otherwise defined in this Amendment; and

WHEREAS, Landlord and Tenant desire to further modify the terms of the Lease in accordance with the terms and conditions herein provided.

NOW, THEREFORE, for and in consideration of the covenants set forth herein and other good and valuable consideration paid by each party hereto to the other, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

1.    Term.

A.    8A Extension Term. Currently, the Term of the Lease is scheduled to expire on September 30, 2016. Effective as of the 8A Effective Date, the Term of the Lease is hereby extended for a period of twelve (12) calendar months (the “8A Extension Term”), so as to expire on September 30, 2017 (“8A Extension Term Expiration Date”).

B.    Early Expiration Right. Notwithstanding the foregoing, Tenant shall have the option to cause the 8A Extension Term to expire prior to the 8A Extension Term Expiration Date by delivering written notice (the “Early Expiration Option Notice”) to Landlord on or after March 31, 2017 (the “Early Expiration Option Date”). If Tenant properly delivers the Early Expiration Option Notice, then the 8A Extension Term shall be deemed to expire on the date set forth in the Early Expiration Option Notice, but in no event earlier than thirty (30) days after Landlord receives the Early Expiration Option Notice.

2.    Electricity Consumption Threshold. Currently, the Electricity Consumption Threshold for the Premises is 855 total kW, as set forth in Item 1 of Table A-140 on Exhibit “F-6A” to 6A. Effective as of, and from and after the 8A Effective Date, Item 1 of Table A-140 is hereby amended to reflect an Electricity Consumption Threshold for the 8A Extension Term as follows:

Period	Electricity Consumption Threshold
10/1/16 - 10/31/16	770 kW
11/1/16 - 11/30/16	700 kW
12/1/16 - 12/30/16	630 kW
1/1/17 - 1/31/17	560 kW
2/1/17 -2/28/17	490 kW
3/1/17 - 3/31/17	420 kW
4/1/17 - 4/30/17	350 kW
5/1/17 - 5/31/17	280 kW
6/1/17- 6/30/17	210 kW
7/1/17 - 7/31/17	140 kW
8/1/17 -8/31/17	70 kW
9/1/17 - 9/30/17	0 kW

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

3.    Base Rent.

A.Notwithstanding anything in the Lease to the contrary, Tenant hereby agrees to pay to Landlord the following amounts as Base Rent, OS Base Rent and POP Base Rent, as applicable, during the 8A Extension Term:

Period	BR Ramp Down Reference	Monthly Base Rent - Original Premises, 2A Expansion Premises, 4A Expansion Premises, and 6A Expansion Premises-A	Monthly OS Base Rent - Original OS Tenant Space	Monthly OS Base Rent - Relocation Additional OS Tenant Space	Monthly POP Base Rent	Monthly Base Rent - Storage Space	Total Monthly Base Rent
10/1/16 - 10/31/16	770 kW	[***]	[***]	[***]	[***]	[***]	[***]
11/1/16 - 11/30/16	700 kW	[***]	[***]	[***]	[***]	[***]	[***]
12/1/16 - 12/30/16	630 kW	[***]	[***]	[***]	[***]	[***]	[***]
1/1/17 - 1/31/17	560 kW	[***]	[***]	[***]	[***]	[***]	[***]
2/1/17 -2/28/17	490 kW	[***]	[***]	[***]	[***]	[***]	[***]
3/1/17 - 3/31/17	420 kW	[***]	[***]	[***]	[***]	[***]	[***]
4/1/17 - 4/30/17	350 kW	[***]	[***]	[***]	[***]	[***]	[***]
5/1/17 - 5/31/17	280 kW	[***]	[***]	[***]	[***]	[***]	[***]
6/1/17- 6/30/17	210 kW	[***]	[***]	[***]	[***]	[***]	[***]
7/1/17 - 7/31/17	140 kW	[***]	[***]	[***]	[***]	[***]	[***]
8/1/17 -8/31/17	70 kW	[***]	[***]	[***]	[***]	[***]	[***]
9/1/17 - 9/30/17	0 kW	[***]	[***]	[***]	[***]	[***]	[***]

B.Ramp-Down Schedule.

i.The parties acknowledge that the entirety of the Electricity Consumption Threshold as of October 1, 2016 (i.e., 770 kW) may be available for use in the Premises during the balance of the 8A Extension Term, notwithstanding the reduction in the Electricity Consumption Threshold set forth in Section 2, above. The parties further acknowledge, however, that the amounts of monthly Base Rent for the period occurring from and after November 1, 2016 (the “ECT Ramp Down Period”) are based on the thought that Tenant’s utilization of power will be “ramped down” through the end of the 8A Extension Term (e.g., the Base Rent stated in Section 3.A, above, for the month of November 2016 is based on a reduced Electricity Consumption Threshold of 700kW, as follows 700kW x $[***]/kW = $[***]/month.). In this situation, “700kW” is referred to as the “BR Ramp Down Reference” for the purposes of calculating the Base Rent amount for the month of November 2016. The intent of this Section 3.B. is to account for the possibility (and results) of Tenant’s utilization of power in excess of the Electricity Consumption Threshold at any given time during the ECT Ramp Down Period.

ii.Landlord will review Tenant’s actual electricity consumption for the Premises during the ECT Ramp Down Period on a quarterly basis. Notwithstanding the Base Rent chart set forth in Section 3.A., above, if, as a result of such review, Landlord determines that Tenant’s UPS power consumption in the Premises during a calendar month under review exceeded the then-current BR Ramp Down Reference on a kWh basis over the entirety of such month, then Tenant agrees to pay additional Base Rent for such month

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

(the “BR Ramp Down Make Good Amount”) equal to the positive difference between (a) the result of $[***]/kW multiplied by the BR Ramp Down Reference that would have been sufficient to include such UPS power consumption, and (b) the amount of Base Rent actually paid by Tenant attributable to the Original Premises, 2A Expansion Premises, 4A Expansion Premises, and 6A Expansion Premises-A, collectively, for such month.

iii.Any BR Ramp Down Make Good Amount shall be due and payable by Tenant no later than thirty (30) days after receiving an invoice (a “BR Ramp Down Make Good Invoice”) therefor from Landlord.

iv.For example: if (A) during December 2016, Tenant’s UPS power consumption was the kWh equivalent of 705kW, and (B) Tenant had timely paid $[***] for such month as Base Rent attributable to the Original Premises, 2A Expansion Premises, 4A Expansion Premises, and 6A Expansion Premises-A, collectively, then the BR Ramp Down Make Good Amount for such month would be equal to $[***] (i.e., [$[***] * 770kW (the BR Ramp Down Reference for October 2016)] less $[***]).

4.    Estoppel. Tenant hereby (a) confirms and ratifies the Lease, as amended hereby, (b) acknowledges that, to the best of Tenant’s actual knowledge, Landlord is not in default under the Lease as of the date this Amendment is executed by Tenant, and (c) confirms that, to the best of Tenant’s actual knowledge, as of the date this Amendment is executed by Tenant, Landlord has no outstanding obligations with respect to the Tenant Space and/or under the Lease that would, with the passage of time, the giving of notice, or both, result in Landlord being in default under the Lease.

5.    Commissions. Landlord and Tenant represent to the other that it has dealt with no broker, agent, referring party or other person in connection with this Amendment, other than Paul Adams on behalf of Tenant, and that no other broker, agent, referring party or other person brought about this Amendment. Landlord and Tenant shall indemnify and hold the other harmless from and against any and all claims, losses, costs or expenses (including reasonable attorneys’ fees and expenses) by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with the indemnifying party with regard to the transaction contemplated by this Amendment. The provisions of this paragraph shall survive the expiration of the Term of the Lease or any renewal or extension thereof.

6.    Confidentiality. Each party agrees that (a) the terms and provisions of this Amendment are confidential and constitute proprietary information of the parties; and (b) as such, the terms and provisions of this Amendment are, and shall be, subject to the terms of Section 17.19 of the Original TKD Lease.

7.    Miscellaneous.

A.    In the event that the terms of the Lease conflict or are inconsistent with those of this Amendment, the terms of this Amendment shall govern. In that connection, the Lease is hereby amended as and where necessary to give effect to the express terms of this Amendment.

B.    Except as amended by this Amendment, the terms of the Lease are hereby ratified by Landlord and Tenant, and shall remain in full force and effect.

C.    This Amendment shall become effective only upon execution and delivery by both Landlord and Tenant.

D.    This Amendment may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same Amendment. Landlord and Tenant agree that the delivery of an executed copy of this Amendment by facsimile or e-mail shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Amendment had been delivered.

[SIGNATURE PAGE TO FOLLOW]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed on the respective dates set forth below, to be effective as of the 8A Effective Date.

LANDLORD:
GIP WAKEFIELD, LLC,
a Delaware limited liability company

By:	GIP Wakefield Holding Company, LLC,
its manager

	By:	Digital Realty Trust, L. P.,
its manager

		By:	Digital Realty Trust, Inc.,
its general partner

			By:	/s/ David Lucey
			Name:	David Lucey
			Title:	Vice President, Global
Asset Management

Date:		September 30, 2016

TENANT:
CARBONITE, INC.,
a Delaware corporation

By:	/s/ Anthony Folger
Name:	Anthony Folger
Title:	Chief Financial Officer

Date:	September 30, 2016

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.